UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2013 (November 5, 2013)

Monarch Community Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-49814	04-3627031
State or other jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

375 North Willowbrook Road, Coldwater, MI 49036

(Address of principal executive offices) (Zip Code)

(517) 278-4566

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into Material Definitive Agreement.

On November 5, 2013, the Company reported that it had entered into an Exchange Agreement between the Company and the United States Department of Treasury pursuant to which, among other things, the Department of Treasury agreed to exchange 6,785 shares of Monarch’s Fixed Rate Cumulative Perpetual Preferred Stock, Series A and a warrant to purchase up to 52,192.40 shares of the Company’s common stock for approximately 2,272,600 shares of the Company’s common stock. In connection with the exchange, the Department of Treasury has agreed to sell the common stock issued in the exchange to third party purchasers for an aggregate purchase price of approximately $4,545,200. To complete these sales, the Company, the Department of Treasury and each third party purchaser will enter into a securities purchase agreement pursuant to which, among other things, the purchasers will pay $2.00 per common share for the common shares acquired from the Department of Treasury, and the Company will agree to recognize the transfer of the shares and reimburse any expenses the Department of Treasury’s incurs in consummating the sale of the shares. The transaction is expected to close in the next 15 to 20 days contemporaneous with the closing of the Company’s previously announced $16.5 million common stock offering.

A copy of the Exchange Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference. A copy of the form of Securities Purchase Agreement is attached as Annex C to the Exchange Agreement and is incorporated into this Item 1.01 by reference.

ITEM 8.01 Other Events.

On November 5, 2013, the Company issued a press release announcing the execution of the exchange agreement described in Item 1.01 above.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 8.01 by reference.

ITEM 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number

10.1	Exchange Agreement between Monarch Community Bancorp, Inc. and the U.S. Department of Treasury (including Securities Purchase Agreement form as Annex C thereto)

99.1	Press Release, dated November 5, 2013 issued by Monarch Community Bancorp, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONARCH COMMUNITY BANCORP, INC.

Dated: November 6, 2013	/s/ Richard J. DeVries
Richard J. DeVries
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Exchange Agreement between Monarch Community Bancorp, Inc. and the U.S. Department of Treasury (including Securities Purchase Agreement form as Annex C thereto)

99.1	Press Release, dated November 6, 2013 issued by Monarch Community Bancorp, Inc.